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                                                                    EXHIBIT 10.8


Return to:
Multi-State Title Agency
201 East Fifth St., PNC Center
Cincinnati, Ohio  45202-4182
(513) 651-6170

RECORDING INFORMATION:

REGISTERED LAND CERTIFICATE NO. 160105








This instrument was prepared by:

         Frederick W. Kindel, Esq.
         Frost & Jacobs
         2500 PNC Center
         201 East Fifth Street
         Cincinnati, Ohio  45202
         (513) 651-6800


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                            LOAN ASSUMPTION AGREEMENT

         This Agreement made effective as of December 31, 1996, by and among PNC BANK, OHIO, NATIONAL ASSOCIATION ("Lender"), KENWOOD RESTAURANT LIMITED PARTNERSHIP, an Ohio limited partnership ("Original Borrower"), STEPHEN D. KING, an individual and resident of the State of Ohio, and KENWOOD RESTAURANT, INC., an Ohio corporation (singularly, the "Original Guarantor" and collectively, the "Original Guarantors"), and HOTEL MEXICO, INC., an Ohio corporation formerly known as "KRLP ACQUISITION CORP." (the "New Borrower").

                                    RECITALS:

A. Lender extended a secured loan in the amount of $1,000,000.00 to the Original Borrower with respect to certain premises, more particularly described in Schedule "A" hereto and made a part hereof (the "Property"), the obligations of which were guaranteed by the Original Guarantors and which loan is described herein as the "Loan."


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B.       The Loan is evidenced and/or secured by the documents listed in
Schedule B hereto (collectively, the "Loan Documents"). All terms used herein, but not defined, shall have the same definitions as used in the Loan Agreement identified in Schedule "A" hereto.

C. The Original Borrower desires to transfer all of its right, title and interest in the Property to New Borrower.

D. The Original Borrower and the New Borrower desire to obtain the prior consent of Lender to the aforesaid transactions, and Lender has required that the parties hereto enter into this Agreement as a condition precedent to such approval.

E. New Borrower further has requested, and Lender has approved, certain changes to the Loan Documents as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Assumption

         The New Borrower, with the consent of Lender, hereby assumes, all of the duties and obligations of the Original Borrower under the Loan Documents, and the New Borrower agrees to make all payments in accordance with, and to keep and perform all of the covenants, obligations and conditions of, the Loan Documents, and now is principally liable for such duties and obligations. Notwithstanding the foregoing assumption of liability under the Loan Documents, the Original Borrower also remains principally liable, jointly and severally with the New Borrower, for all of its duties and obligations under the Loan Documents and each Original Guarantor continues to remain liable for all of its duties and obligations under their respective Guarantees of Performance and Payment dated October 9, 1996, executed by Original Guarantors for the benefit of the Lender with respect to the Loan (the "Guarantees"). Except as otherwise expressly provided in this Agreement, nothing contained herein shall amend, waive, extend or release any of the respective duties and obligations of Original Borrower, Original Guarantors or the New Borrower contained in the Loan Documents or the Guarantees. Nothing contained herein shall constitute a novation of liability of the Original Borrower under the Loan Documents.

2.       Waivers

         The obligations of the New Borrower under the Loan Documents will extend to and cover any number of renewals or extensions of the time for payment of the Loan Documents and will not be affected by any surrender, exchange, acceptance, or release by Lender of any other guarantee or any security held by it for the payment of the Loan Documents. The New Borrower hereby waive notice of default, presentment, protest, demand for payment, notice of demand or protest. Lender in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand upon the New Borrowers for payments under the Loan Documents and need not

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pursue any of its remedies against any collateral, Original Borrower or Original
Guarantors before having recourse against the New Borrower. If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of the Loan Documents and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the New Borrowers will be and remain liable hereunder for the amount so paid or recovered to the same extent as if such amount had never been received originally by Lender.

3.       Acknowledgment of Loan Terms

         Original Borrower and New Borrower acknowledge the following:

         (a) Original Borrower and New Borrowers are currently indebted to Lender in the outstanding principal amount of $1,000,000.00 under the Loan.

         (b) The current annual rate of interest payable under the Loan is acknowledged to be 9.06% per annum and shall remain at such rate until October 1, 1999.

         (c) The monthly installment payment of principal currently in effect under the Loan is acknowledged to be $5,785.00, plus accrued interest.

         (d) The maturity date of the Loan is October 1, 1999.

4.       Modification of Loan Agreement

         All of the parties hereto acknowledge and agree that the Loan Agreement is hereby amended as follows:

         (a) Section 6 of the Loan Agreement is hereby modified by the addition of the following new Section 6.25:

         6.25 CONTROL AND OWNERSHIP OF BORROWER. 51% or more of the underlying control of the Borrower shall be vested in, and held by, Stephen D. King, a Guarantor, it being understood that Stephen D. King must continue to control, directly or indirectly, at least a 51% interest in the Borrower, and 25% of the underlying ownership of the Borrower shall be vested in, and held by, Stephen D. King, a Guarantor, it being understood that Stephen D. King must continue to own, directly or indirectly, at least 25% interest in the Borrower.

         (b) Section 6 of the Loan Agreement is hereby modified by the addition of the following Section 6.26:

         6.26 TANGIBLE NET WORTH. Shall maintain a Tangible Net Worth, as hereinafter defined, of at least $3,500,000.00 verified by compiled and reviewed financial statements of Borrower as,


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from time to time, furnished to Lender. For the purpose of this Agreement, the term "Tangible Net Worth" shall mean stockholders' equity in the Borrower less any advances to third parties and all items properly classified as intangibles, in accordance with generally accepted accounting principles, consistently applied ("GAAP").

         (c) Section 6 of the Loan Agreement is hereby modified by the addition of a new Section 6.27:

         6.27 TOTAL LIABILITIES - TANGIBLE NET WORTH. Shall maintain a ratio of Total Liabilities, as hereinafter defined, to Tangible Net Worth of 1:1 or less. For the purpose of this Agreement, the term "Total Liabilities" shall mean the sum of all current liabilities, plus long term debt with maturity of longer than twelve (12) months, as determined by GAAP.

         (d) Clause 7. l(iii) contained in the Loan Agreement which reads "except for the rental payable under the Restaurant Lease, rental and lease payments for real or personal property whose aggregate rental payments would exceed $25,000.00 when added to Borrower's rental or lease agreements existing on the date hereof" is modified to read "except for the rental payable under the Restaurant Lease, rental and lease payments for real or personal property whose aggregate rental payments would exceed $50,000.00 when added to Borrower's rental or lease agreements existing on the date hereof."

         (e) The last sentence contained in Section 7.11 which reads "The occurrence of any of the following events (each, a "Transfer") without Lender's prior written consent will be deemed a violation of the foregoing covenant: (i) the transfer, conveyance, contract for sale, assignment or pledge of any partnership interest in Borrower, (ii) the failure of Kenwood Restaurant, Inc. at any time to remain the sole general partner of Borrower, or (iii) the dissolution of Borrower or any Guarantor." is hereby amended to read as follows:
"The occurrence of any of the following events (each, a "Transfer") without Lender's prior written consent will be deemed a violation of the foregoing covenant: (i) the transfer, conveyance, contract for sale, assignment or pledge of any stock, warrant or other securities in Borrower, except in connection with the current private placement offering of 1,500,000 shares in Borrower so long as Borrower remains in compliance with the negative covenant contained in
Section 6.25 hereof; or (ii) the dissolution or merger of Borrower or any Guarantor."

5.       Inducements

         As an inducement for the Lender to enter into this Agreement, Original Borrower, Original Guarantors and New Borrower represent and warrant to Lender the following:

         (a) The Loan Documents constitute valid, legal and binding obligations of the Original Borrower and are now the valid, legal and binding obligations of the New Borrower, enforceable in accordance with their terms; the liens and security interests of the security documents comprising the Loan Documents are valid and substituting liens and interests against the collateral described



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therein, first in priority of title, except for matters disclosed in that certain Loan Policy of Title Insurance No. 36 0138 010 00004177 issued by Chicago Title Insurance Company to Lender.

         (b) The New Borrower acknowledge that they have received and reviewed a copy of the Loan Documents.

         (c) The New Borrower, the Original Borrower and Original Guarantors hereby acknowledge that as of the date hereof there are no claims, causes of action, defenses or rights of set-off against Lender with respect to the Loan Documents or Guarantees.

         (d) The Original Borrower and Original Guarantors are currently not in default under the Loan Documents or the Guarantees, respectively, and have fully performed all of their respective duties and obligations thereunder through and including the effective date of this Agreement.

         (e) The Guarantees are in full force and effect and constitute a valid and binding obligations of the Original Guarantors thereunder, which is enforceable in accordance with their terms.

         (f) The consummation of this Agreement by Original Borrower, Original Guarantors and New Borrower are their voluntary and free deed and act, without any misapprehension as the effect hereof, and without any coercion, duress, or overreaching or other misconduct by the Lender or any of its employees, representatives or agents.

         (g) This Agreement and the consummation of the transaction contemplated hereby constitute the valid, enforceable and binding obligation of the Original Borrower, Original Guarantors and New Borrower, respectively.

         (h) Neither the execution of this Agreement nor the consummation of any of the transactions contemplated hereby will constitute a violation of, be in conflict with or constitute a default under (or with the passage of time or delivery of notice, or both), or will constitute a default under any term or provision of any agreement which the Original Borrower, Original Guarantors or the New Borrower, individually or collectively, are a party to or bound by.

         (i) Concurrent with the signature and delivery of this Agreement by the parties hereto, the New Borrower own full, absolute and complete title to the Property, subject to the lien of the security documents comprising the Loan Documents and the fee simple or reversionary interest of Phillip E. Stephens, Trustee.

         (j) Lender has acted at all times in a fair, reasonable, good faith manner in connection with its administration and enforcement of the Loan Documents, its dealings with the parties hereto with respect to the Loan, and all other transactions related to this Agreement or the Loan.


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         (k) All of the representations and warranties of the Original Borrower contained in the Loan Agreement are incorporated and restated herein by the New Borrower as of the effective date of this Agreement, without condition or exception, as though fully stated in this Agreement, and such representations and warranties are true and accurate.

6.       General

         (a) The New Borrower shall be responsible for the out-of-pocket expenses incurred by the Lender in connection with this Agreement.

         (b) This Agreement will be governed by and construed in accordance with the laws of the State of Ohio. This Agreement will be recorded at the New Borrower's expense.

         (c) This Agreement will be binding upon each of the parties hereto and each of their respective personal representatives, heirs, successors and assigns and will inure to the benefit of Lender and its successors and assigns, but all duties and obligations of the Original Borrower, Original Guarantors, and New Borrower shall not be delegated unto any other party, except as provided herein.

         (d) Notwithstanding anything to the contrary, the duties and obligations of the Original Borrower are not deemed restated or preempted by this Agreement, except to the extent modified herein, and the lien and security interests of the security documents comprising the Loan Documents shall retain their original priority of title.

7. Consent to Jurisdiction; Waiver of Jury Trial. This Agreement has been executed, delivered and accepted at and will be deemed to have been made at Cincinnati, Ohio and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, and the Original Borrower, New Borrower and Original Guarantors hereby agree to the exclusive jurisdiction of any state or federal court located within Hamilton County, Ohio and consents that all service of process to Original Borrower, New Borrower and Original Guarantors shall be sent in the manner, and at the address, set forth in the Loan Documents; provided that nothing herein contained will prevent the Lender from bringing any action or exercising any rights against any property of the Borrower within any other state or nation to enforce any award or judgment obtained in the federal or state court located within Hamilton County, Ohio. The Original Borrower, New Borrower and Original Guarantors waive any objection based on forum non-conveniens and any objection to venue or any action instituted hereunder. The Original Borrower, New Borrower and Original Guarantors and the Lender each waive any right to trial by jury in any action or proceeding related to this Agreement, the Loan Documents or any transaction contemplated in any of such documents.

8.       Miscellaneous.


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         This Agreement may be executed in counterparts. This Agreement, together with the Loan Documents, contain the entire agreement among the parties hereto.

9.       CONFESSION OF JUDGMENT. ANY ATTORNEY-AT-LAW MAY APPEAR IN ANY COURT
OF RECORD SITUATED IN THE COUNTY WHERE THE ORIGINAL BORROWER, EITHER NEW BORROWER OR EITHER GUARANTOR THEN RESIDES OR CONDUCTS BUSINESS, OR IN THE COUNTY WHERE BORROWER SIGNED THIS WARRANT, OR IN ANY OTHER COURT IN THE STATE
OF OHIO OR IN   ANY OTHER STATE OR TERRITORY OF THE UNITED STATES, AT ANY TIME
AFTER THE DEBT HEREBY EVIDENCED SHALL BECOME DUE, EITHER AT ITS STATED MATURITY OR BY ACCELERATION OR OTHERWISE, AND MAY WAIVE THE ISSUING AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST BORROWER, JOINTLY AND SEVERALLY, IN FAVOR OF LENDER, FOR THE AMOUNT THEN OWING HEREIN, TOGETHER WITH THE COSTS OF SUIT, AND THEREUPON RELEASE ALL ERRORS AND WAIVE ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION. NO SUCH JUDGMENT OR JUDGMENTS AGAINST LESS THAN ALL OF THE UNDERSIGNED SHALL BE A BAR TO A SUBSEQUENT JUDGMENT OR JUDGMENTS AGAINST ANY ONE OR MORE OR THE UNDERSIGNED AGAINST WHOM JUDGMENT HAS NOT BEEN OBTAINED HEREON, THIS BEING A JOINT AND SEVERAL WARRANT OF ATTORNEY TO CONFESS JUDGMENT.

Executed as of December 20, 1996.

                                                              ORIGINAL BORROWER:

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                         KENWOOD RESTAURANT LIMITED PARTNERSHIP



WITNESSES:                             By: Kenwood Restaurant, Inc., its
                                       General Partner

/s/ Gregory E. Land
Print Name:  Gregory E. Land           By: /s/ Stephen D. King
                                       Print Name: Stephen D. King
/s/ Suzanne P. Land                    Title: President
Print Name:  Suzanne P. Land


WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



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WITNESSES:                               ORIGINAL GUARANTOR:

/s/ Gregory E. Land
Print Name:  Gregory E. Land             By: /s/ Stephen D. King
                                             STEPHEN D. KING
/s/ Suzanne P. Land
Print Name:  Suzanne P. Land


WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


/s/ Gregory E. Land                      KENWOOD RESTAURANT LIMITED PARTNERSHIP,
Print Name:  Gregory E. Land             an Ohio limited partnership
                                         By: /s/ Stephen D. King
/s/ Suzanne P. Land                      Print Name:  Stephen D. King
Print Name:  Suzanne P. Land


WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                         HOTEL MEXICO, INC.,
                                         F.K.A. KRLP ACQUISITION, CORP.

/s/ Gregory E. Land
Print Name:  Gregory E. Land             By: /s/ Stephen D. King
                                         Print Name:  Stephen D. King
/s/ Suzanne P. Land                      Title: President
Print Name:  Suzanne P. Land

                              APPROVED AND AGREED:

WITNESSES:                               LENDER:

/s/ Tammy Johnson                        PNC BANK, OHIO, NATIONAL ASSOCIATION
Print Name:  Tammy Johnson


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/s/ Frederick W. Kindel                     By: /s/ Wendy Gaskin
Print Name:  Frederick W. Kindel            Title: Loan Officer

STATE OF OHIO              )
                           )  ss.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 20th day of December, 1996 by STEPHEN D. KING.

                                                             /s/ Suzanne P. Land
                                                             Notary Public


STATE OF OHIO              )
                           )  ss.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 20th day of December, 1996 by Stephen D. King, the President of KENWOOD RESTAURANT, INC., an Ohio corporation, on behalf of such corporation.

                                                             /s/ Suzanne P. Land
                                                             Notary Public


STATE OF OHIO              )
                           )  ss.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 20th day of December, 1996 by Stephen D. King, the President of KRLP ACQUISITION CORP., an Ohio corporation, known formerly as HOTEL MEXICO, INC., an Ohio corporation.

                                                             /s/ Suzanne P. Land
                                                             Notary Public


STATE OF OHIO              )
                           )  ss.
COUNTY OF HAMILTON         )



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         The foregoing instrument was acknowledged before me, a notary public, this 20th day of December, 1996 by Wendy Gaskin, a Loan Officer of PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association, on behalf of such association.

                                                         /s/ Frederick W. Kindel
                                                         Notary Public


STATE OF OHIO              )
                           )  ss.
COUNTY OF HAMILTON         )

         The foregoing instrument was acknowledged before me, a notary public, this 20th day of December, 1996 by Stephen D. King, the President of T&R Butler, Inc., the general partner of KENWOOD RESTAURANT LIMITED PARTNERSHIP, an Ohio limited partnership, on behalf of such corporation.

                                                         /s/ Suzanne P. Land
                                                         Notary Public


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                                   SCHEDULE A


The real estate underlying, and improvements constructed on the Premises covered by that certain Lease Agreement executed November 9, 1994, a memorandum of which was recorded on August 26, 1996, in Official Record 7133, Page 1322 of the Hamilton County, Ohio Registered Land Records in favor of Kenwood Restaurant, Inc., which assigned its interest therein by instrument dated August 23, 1996 and recorded on August 26, 1996, in Official Record 7133, Page 1331, of the aforesaid records in favor of the Borrower, which has further assigned its interest therein by instrument dated November 15, 1996 and recorded on ____________, in Official Record ____, Page ____, Hamilton County, Ohio Registered Land Records (collectively the "Lease"). The Property shall include, without limitation, New Borrower=s leasehold estate and contract rights contained in the Lease.



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                                   SCHEDULE B


1. Promissory Note, dated October 1, 1996, made by Original Borrower in favor of Lender in the original principal amount of $1,000,000.00;

2. Loan Agreement, dated October 9, 1996, by and between Original Borrower and Lender;

3. Security Agreement dated October 9, 1996, by and between Original Borrower and Lender;

4. Assignment of License Agreement as collateral security dated October 9, 1996, by and between Original Borrower and Lender;

5. Conditional Assignment dated October 9, 1996, by and among Original Borrower, Cintech Construction, Inc., and Lender;

6.       UCC-1 Financing Statements;

7. Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated August 23, 1996, and recorded August 26, 1996 in Official Record Book 7133, Page 1338, Hamilton County, Ohio Registered Land Records by and between Original Borrower and Lender;

8. First Amendment To Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated October 9, 1996 and recorded October 29, 1996 in Official Record Book 7188, Page 792, of the Hamilton County, Ohio Registered Land Records by and between Original Borrower and Lender;

9. All other documents executed or furnished by Original Borrower in connection with the aforesaid documents.

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